The Lord Abbett Family of Funds1

Supplement dated December 5, 2025

to all current Statements of Additional Information (“SAIs”)

for the Funds

Effective December 31, 2025, Charles O. Prince will retire from his service as Trustee/Director of the Boards of Trustees/Directors of the Funds (collectively, the “Board”). All references to Mr. Prince as a Trustee/Director throughout the Funds’ SAIs are hereby removed following the effective date of his retirement.

The Board has appointed Leah Song Richardson to serve as Chair and Committee Member of the Governance Committee effective January 1, 2026. Ms. Richardson succeeds Mr. Prince as Chair of the Governance Committee and will no longer serve as a member of Audit Committee following the effective date of her appointment.

Capitalized terms used in this Supplement shall, unless otherwise defined herein, have the same meaning as given in the Prospectuses and/or SAIs.

Please retain this document for your future reference.

[1]	When used in this supplement, the term the “Fund” refers to each of the Lord Abbett Funds.